                                                                    EXHIBIT 99.2

                           CERTIFICATION PURSUANT TO
                            18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                SECTION 906 OF THE SARBANES -- OXLEY ACT OF 2002

     In connection with the Quarterly Report of ITT Industries, Inc. (the "Company") on Form 10-Q for the period ending June 30, 2002 as filed with the Securities And Exchange Commission on the date hereof (the "Report"), I, David
J. Andersen, Senior Vice President and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. sec. 1350, as adopted pursuant to sec. 906 of the Sarbanes -- Oxley Act of 2002, that:

          (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

          (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                                 /s/ DAVID J. ANDERSEN
                                          --------------------------------------
                                                    David J. Andersen
                                                Senior Vice President and
                                                 Chief Financial Officer

August 9, 2002

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